                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549






                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported)
                         April 24, 1996



                 THE MAY DEPARTMENT STORES COMPANY
     (Exact name of Registrant as specified in its charter)

   New York                   I-79               43-0398035
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
                          (314) 342-6300



                             Page 1

Item 5.   Other Events.

     On April 24, 1996, Registrant filed its Annual Report on Form 10-K for the Fiscal Year ended February 3, 1996. Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operation" incorporated by reference the "Management's Discussion and Analysis" section of Registrant's 1995 Annual Report to Shareowners. In this section, Registrant reflected that its bonds are rated single-A-2 by Moody's Investors Service, Inc. and single-A by Standard & Poor's Corporation and that its commercial paper is rated prime-1 and single-A-1 by Moody's and Standard & Poor's respectively. A security rating is not a recommendation to buy, sell or hold securities; it may be subject to revision or withdrawal at any time by the assigning rating organization; and each rating should be evaluated independently of any other rating.

Based on information from Moody's Investors Service, Inc.:

     Bonds rated single-A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations:

     - Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future;

     - Moody's applies numerical modifiers, 1, 2 and 3 in its single-A rating. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

     Issuers rated prime-1 have a superior ability for repayment of senior short-term debt obligations;

     - Repayment ability is often evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Based on information from Standard & Poor's Corporation:

     Debt rated single-A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     - The rating may be modified by the addition of a plus or minus sign to show relative standing within the category.

     A commercial paper rating of single-A indicates that the issuer has the greatest capacity for timely payment of debt having an original maturity of no more than 365 days.

     - The rating may be modified with the numbers 1, 2 and 3 to indicated the relative degree of safety.

     - A single-A-1 rating indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.

                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     28-1      Annual Report on Form 10-K for the
               Fiscal Year Ended February 3, 1996
               (incorporated herein by reference to
               the Registrant's Annual Report on Form
               10-K for the Fiscal Year Ended February
               3, 1996, File No. 1-79, previously
               filed on April 24, 1996.)

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated:  April 24, 1996    By:    /s/  Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel































                             Page 4

                        INDEX TO EXHIBITS



                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     28-1      Annual Report on Form 10-K for the
               Fiscal Year Ended February 3, 1996
               (incorporated herein by reference to
               the Registrant's Annual Report on Form
               10-K for the Fiscal Year Ended February
               3, 1996, File No. 1-79, previously
               filed on April 24, 1996.)
































                             Page 5